CORNERCAP BALANCED FUND

                    SEMI-ANNUAL REPORT TO SHAREHOLDERS




                               A Series of
                         CornerCap Group of Funds
                      A "Series" Investment Company




                        FOR THE FOUR MONTHS ENDED
                            SEPTEMBER 30, 1997





The Peachtree, Suite 1700                          Advisor: (800) 728-0670
1355 Peachtree Street NE                           Administrator: (888) 81 FUNDS
Atlanta, GA  30309                                 Telecopier: (404) 892-9353

                         CornerCap Balanced Fund
                   Manager's Report to the Shareholders
             for the annual period ending September 30, 1997



Dear Shareholder:

Attached are the portfolio valuation and financial reports for the semi-annual period ending September 30, 1997. As of this date, the shares of the CornerCap Balanced Fund were valued at $11.41. This respresents the first full quarter for the CornerCap Balanced Fund, and the Fund was up 5.1% for the quarter. Combined with the 2.4% return for the last 37 days of the second quarter 1997, the Fund has returned 7.6% since inception. While the Fund has a short history to this point, we are pleased with the early performance.

While the majority of the return was driven by the equity investments, the balanced nature of this Fund provides some relief from the periodic downside volatility associated with the equity markets. We have all enjoyed the exceptional market returns of the last few years, but along with that appreciation comes market volalitity and increasingly higher equity valuations. One of the goals of the CornerCap Balanced Fund is to reduce volatility or risk by investing a percentage of the assets in high quality fixed income instruments. So while the Fund may not fully participate in the type of equity market appreciation experienced in recent years, over the long term we believe it should provide exceptional risk adjusted returns.

Since the end of the quarter, the Fund has experienced some volatility as a result of the volatlilty in the overall market. However, the relative fluctuation in the value of the CornerCap Balanced Fund was low when compared to more aggressive strategies. While many reasons exist for the overall market volatility, such as recent fluctuations in the Asian markets, investors will be best served by not attempting to predict these external factors. Instead, investors should identify their individual risk tolerance and choose the appropriate investment products.

The CornerCap Balanced Fund is appropriate for those investors whose risk tolerance and objectives are less aggressive than a fund invested in equities only, such as our CornerCap Growth Fund. The balanced nature of the investments will allow for growth, but dampens the effects of a market down turn.

Thank you for your investment in the CornerCap Balanced Fund, and for your continued support of your investment advisor, Cornerstone Capital. Please let us know if we can be of further service to you or someone you know.


Cornerstone Capital Corp.
November 18, 1997

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

September 30, 1997 (Unaudited)

                                                                                                 Value
     Shares                                                                                    (Note 1-A)
     ------                                                                                    ----------
                COMMON STOCKS - 56.75

                Automotive - 4.86%
     1,050         Ford Motor Co.                                                             $    47,513

     1,600         ITT Industries, Inc.                                                            53,100
                                                                                               ----------
                                                                                                  100,613
                Banks - 2.29%
       400         Chase Manhattan Corp.                                                           47,200


                Beverage (Alcoholic) - 1.96%
       900         Anheuser-Busch Cos.                                                             40,613


                Chemicals - 4.03%
     4,250         Ethyl Corp.                                                                     39,578

       700         PPG Industries, Inc.                                                            43,881
                                                                                                   83,459

                Containers - 2.19%
     1,300         Ball Corp.                                                                      45,256


                Diversified-Industrial - 2.16%
       900         Johnson Ctls, Inc.                                                              44,606


                Electronics - 2.00%
     2,000         EG&G Inc.                                                                       41,375


                Financial Services-Non-Banking - 4.43%
       600         Beneficial Corp.                                                                45,712

     1,550         Washington Fed Inc.                                                             45,919
                                                                                                   91,631

                Machinery - 2.02%
     1,400         Durco, Int'l.                                                                   41,825


                Mining and Smelting- 1.86%
     1,600         Cyprus Amax Minerals                                                            38,400

CORNERCAP BALANCED FUND

September 30, 1997 (Unaudited)

                                                                                                 Value
     Shares                                                                                    (Note 1-A)
     ------                                                                                    ----------
                Paper & Forest Products - 2.47%
     2,300         Glatfelter Co., P.H.                                                       $    51,031


                Printing and Publishing - 4.19%
     1,200         Deluxe Corp.                                                                    40,275
     1,550         Readers Digest Class A                                                          46,500
                                                                                                  -------
                                                                                                   86,775

                Steel-General - 2.02%
     1,200         USX-U.S. Steel Group                                                            41,700


                Steel-Integrated - 2.15%
       900         Carpenter Technology                                                            44,550

                Telecom Services - 4.18%
       800         Sprint Corp.                                                                    40,000

       900         Telephonos de Mexico                                                            46,575
                                                                                                  -------
                                                                                                   86,575

                Textile - 1.9%
       750         Springs Industries                                                              39,375


                Tobacco - 3.8%
       900         Philip Morris                                                                   37,406
     1,350         UST, Inc.                                                                       41,260
                                                                                                  -------
                                                                                                   78,666

                Transportation - 1.81%
     1,450         Alexander & Baldwin Inc.                                                        37,519


                Utilities-Electric - 2.0%
     1,900         Houston Ind Inc.                                                                41,325


                Utilities-Gas and Electric - 2.34%
     1,800         New York State Electric & Gas Corp.                                             48,375


                Video, Broadcasting, Cable - 2.09%
       650         British Telecommunications                                                      43,306
---------------------------------------------------------------------------------------------------------
         Total Common Stocks (Cost $1,058,949)                                                 $1,174,175
                                                                                               ==========
/TABLE

CORNERCAP BALANCED FUND

May 31, 1997 (Unaudited)

  Principal
   Amount
  ---------
                GOVERNMENT BONDS - 26.8%
--------------------------------
                U.S. Treasury
  $210,000         6.250%, Due 05/31/00                                                       $   211,969
   210,000         6.625%, Due 04/30/02                                                               215
   120,000         7.250%, Due 05/15/04                                                           127,500
                                                                                               ----------
                   Total Government Bonds (Cost $544,367)                                     $   554,522
                                                                                               ----------


                SHORT -TERM INVESTMENTS - 15.4%
---------------------------------------
$318,535        Wachovia Bank Short-Term Authorized Demand Notes                              $   318,535
                (Cost $318,535)                                                                ----------

                Total Investments (Cost $1,921,851) (a)                           98.95%        2,047,232
                Other assets in excess of liabilities - net                        1.05%           21,623
                                                                                 ------------------------
                Net assets                                                       100.0%        $2,068,855
                                                                                 ========================

(a)  Aggregate cost for federal income tax purposes is $1,921,851.
At September 30, 1997, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Unrealized appreciation                                                                  $   130,199
     Unrealized depreciation                                                                       (4,818)

     Net unrealized appreciation                                                              $   125,381



See accompanying notes to financial statement
CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997 (Unaudited)

ASSETS
   Investments at market value,
      (Identified cost $1,921,851) (Note 1-A )                                                $ 2,047,232
   Cash                                                                                             8,573
   Dividends receivable                                                                             1,131
   Interest receivable                                                                             14,559
                                                                                                ---------
         Total assets                                                                           2,071,495
                                                                                                ---------

LIABILITIES
   Payable for capital stock redeemed                                                               2,282
   Accrued expenses                                                                                   358
                                                                                                 --------
         Total liabilities                                                                          2,640
                                                                                                 --------
NET ASSETS
   (Applicable to shares outstanding,
      No par value, unlimited shares authorized)                                                2,068,855
                                                                                                =========

NET ASSET VALUE AND REPURCHASE PRICE PER SHARE
   ($2,068,855 divided by 181,384 shares)                                                           11.41
                                                                                                    =====

NET ASSETS
   At May 31, 1997, net assets consisted of:
      Paid-in capital                                                                           1,697,045
      Accumulated net investment income(loss)                                                      17,689
      Accumulated net realized gains on investments                                               228,740
      Unrealized appreciation of investments                                                      125,381
                                                                                                ---------
                                                                                              $ 2,068,855
                                                                                              ===========


See accompanying notes to financial statements
CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

June 1, 1997 To September 30, 1997 (Unaudited)

INVESTMENT INCOME
   Income
      Dividends                                                                               $    12,223
      Interest                                                                                     15,197
                                                                                                 --------
         Total income                                                                              27,420

Expenses
      Advisory fee (Note 2)                                                                         6,114
      Miscellaneous                                                                                10,508
                                                                                                  -------
   Total expenses                                                                                  16,622


   Less expenses waived (Note 2)                                                                   (6,114)
                                                                                                  --------
         Net expenses                                                                              10,508
                                                                                                  -------
           Net investment income                                                                   16,912
                                                                                                  -------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized gain from security transactions                                                    22,945

   Increase in unrealized appreciation of investments                                             118,470
                                                                                                  -------
         Net realized and unrealized loss on investments                                          141,415
                                                                                                  -------
           Net increase in net assets resulting from operations                               $   158,327
                                                                                                  =======


See accompanying notes to financial statements
CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

June 1, 1997 To September 30, 1997 (Unaudited)

INCREASE (DECREASE) IN NET ASSETS FROM                                     4 Months Ended                Year End
                                                                         September 30, 1997            May 31, 1997
                                                                         ------------------            ------------
   Operations
      Net investment income                                               $     16,912               $        777
      Net realized gain on investments                                          22,945                  1,252,034
      Decrease in unrealized appreciation of investments                       118,470                 (1,266,712)
                                                                            ----------                -----------
         Net increase in net assets resulting from operations                  158,327                    (13,901)

    Distributions to shareholders from
      Realized gains ($5.728)                                               (1,416,572)                     __

   Capital share transactions (a)
      Increase in net assets resulting from capital share transactions       1,233,659                  2,107,342
                                                                            ----------                -----------
           Total decrease in net assets                                        (24,586)                 2,093,441

NET ASSETS
   Beginning of year                                                          2,093,441                     __

   End of year
      (including undistributed net investment income of $17,689)              2,068,855                 2,093,441
                                                                             ----------                ----------

a)    Summary of capital share activity follows:

                                                     Period Ending September 30, 1997      Period Ending May 31, 1997
                                                     --------------------------------      --------------------------
                                                        1997               1997                 1997        1997
                                                       Shares              Value               Shares       Value
                                                       ------------------------                ---------------------
      Shares issued from reorganization                  ---                  00               257,038   $ 2,134,139
      Shares purchased                                  58,502           466,986                  --              00
      Shares reinvested                                518,226         1,394,028                  --              00
      Shares redeemed                                  (69,787)         (627,355)               (3,243)      (26,797)
      Reverse Split                                   (579,352)               00                  --              00
                                                      --------       -----------               -------    ----------
      Net increase (decrease)                          (72,411)      $ 1,233,659               253,795    $2,107,342
                                                      ========       ===========               =======    ==========

See accompanying notes to financial statements
CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding for the period June 1, 1997 to September 30, 1997)

Per Share Operating Performance
   Net asset value, beginning of period                                                       $  32.99

   Income from investment operations -
      Net investment income                                                                        .14
      Net realized and unrealized gain (loss) on investments                                      1.19
         Total from investment operations                                                         1.33

   Distributions to shareholder                                                                ( 22.91)
                                                                                               --------
   Net asset value, end of period                                                                11.41
                                                                                                 -----
Total Return  8.23%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year ($000)                                                             $ 2,069

   Ratios to average net assets
      Expenses                                                                                    1.5%**
      Net investment income                                                                       2.45%**

   Portfolio turnover rate                                                                          10%

   Average commissions per share                                                                $  .12

**    Annualized


See accompanying notes to financial statements

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1997 (Unaudited)

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   CornerCap Balanced Fund (the "Fund") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end
   management investment company.   Investment operations
   commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund. The investment objective of the Fund
   is to obtain capital appreciation and current income.   The
   following is a summary of significant accounting policies followed by the Fund in the preparation of the financial
   statements.   The policies are in conformity with generally
   accepted accounting principles.

   A. SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid
      imposition of excise tax.   Therefore, no federal income
      tax provision is required.


(2)   TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
     The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administration costs involved in the day to day operations of the Fund. The Fund bears all other costs and expenses.

Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor will reduce its fee by the amount of such excess. For the period June 1, 1997 to September 30, 1997, the Advisor waived the Advisory fee of $6114.

     DISTRIBUTION AGREEMENT AND PLAN
     The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This expense is limited to
     1/4 of 1% of the Fund's average net assets.   For the period
     June 1, 1997 to September 30, 1997, no such reimbursements were made.


(3)  PURCHASES AND SALES OF SECURITIES

   For the period June 1, 1997 to September 30, 1997, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $40,581 and $181,013, respectively.


(4)  STOCK SPLIT

   Effective June 30, 1997, the Fund had a reverse stock split of 1 share for every 4 shares owned.